Note 3 - Going Concern	12 Months Ended
Dec. 31, 2014
Going Concern [Abstract]
Going Concern [Text Block]
3.	Going Concern:

As at December 31, 2014, the Company has a working capital deficit of $8,107 and its capital commitments for the acquisition of its fleet for the following twelve months amount to $ 50,365 (see Note 12 for details). The Company will fund its short term capital commitments and it’s working capital requirements with a $ 21,000 expected drawdown under senior secured credit facility for which the Company has signed a commitment letter with ABN Bank (see note 11) and the remainder from the net proceeds of the sale and leaseback agreements entered into for the vessels M/T Stenaweco Energy and M/T Stenaweco Evolution (see Note 23) of $37,000 (after repayment of the loan outstanding of $19,419) as well as sale of vessels and other sources such as funds from the Company’s major shareholder if required. Therefore, the consolidated financial statements have been prepared on a going concern basis.